Supplement Dated March 27, 1998
                     To Prospectus Dated September 30, 1997

               Orbitex Strategic Natural Resources Fund, Orbitex
                        Info-Tech & Communications Fund,
             Orbitex Growth Fund, Orbitex Asian High Yield Fund and
                Orbitex Asian Select Advisors Fund (the "Funds")

         The following information supplements the Prospectus dated September 30, 1997.

                HOW TO PURCHASE SHARES, HOW TO REDEEM SHARES AND
                              SHAREHOLDER SERVICES

         The "How to Purchase Shares," "How to Redeem Shares" and "Shareholder Services" sections of the Prospectus are revised to reflect the following change of address for correspondence with the Trust: P.O. Box 8069, Boston, MA 02266-8069.

                                PURCHASES BY WIRE

         The "Purchases by Wire" section on page 20 of the Prospectus is revised to reflect the following change of ABA Number for State Street Bank and Trust Company: "ABA No. 011000028."

                              REDUCED SALES CHARGES

          The following sentence is added to the end of the paragraph entitled "Other Circumstances" on page 22 of the Prospectus:

From April 1, 1998 to May 30, 1998, in connection with purchases with redemption proceeds from another mutual fund, as described in (9) above, the Advisor (and not the Fund) may pay the broker/dealer, advisor or other person who effects the purchase for the investor a fee of up to 0.75% of the purchase price of the shares of the Fund.

                               PORTFOLIO MANAGERS

          The paragraph describing the portfolio manager of the Info-Tech & Communications Fund and the Growth Fund on page 28 of the Prospectus is deleted and the following is substituted:

Orbitex Info-Tech and Communications Fund. Craig W. Ellis is the portfolio manager for the Info-Tech and Communications Fund. Mr. Ellis joined Orbitex Management, Inc. in 1998. Formerly he was with Alliance Capital Management Corporation where from 1997 to 1998 he was a senior vice president responsible for the firm's investments in the global communications technology area. Prior to joining Alliance, Mr. Ellis was a managing director at Wheat First Union where he served as a telecommunications services analyst.

Orbitex Growth Fund. Nicholas E. Moore is the portfolio manager for the Growth Fund. Mr. Moore joined Orbitex Management, Inc. in 1998. Prior to joining Orbitex Management, Inc., he worked for the Franklin Templeton Group for 11 years where he was most recently co-manager of the Franklin California Growth Fund, assistant manager of the Franklin Small Cap Growth Fund and was the software, networking and Internet analyst for all of the Franklin Funds. Mr. Moore was previously a securities analyst and senior securities analyst at Franklin covering numerous industries. His areas of expertise include aerospace, defense, airlines, automobiles, data services, railroads, shipping and trucking.

          The paragraphs describing the portfolio managers for the Asian High Yield Fund on page 29 are deleted and the following are substituted:

Asian High Yield Fund. David Tan and Kimberly Conroy are the portfolio managers of the Asian High Yield Fund.

Mr. Tan joined J.P. Morgan Investment Management, Inc. in October 1997 as a fixed-income portfolio manager. Mr. Tan graduated with a MA degree in Economics from the University of Cambridge, and obtained his MSc in Economics from the London School of Economics. He has been working in the fixed-income market since 1984 when he joined Morgan Guaranty Trust ("MGT") in Singapore. After leaving MGT 1986, Mr. Tan worked at Lehman Brothers in Tokyo. Subsequently, he worked in London as an Economic Advisor in the Debt and Reserves Management Division of the UK Treasury, providing advice on gilts issuance and foreign exchange reserves management from 1989 through 1995. Since his return to Singapore in 1995, Mr. Tan has specialized in Asian bonds.

Ms. Conroy is an Emerging Markets Portfolio Manager within the Fixed Income Group of J.P. Morgan Investment Management, Inc. She moved to Fixed Income in 1997 after spending four years with J.P. Morgan's Global Credit Group where she established and managed an emerging markets fixed income portfolio. Ms. Conroy is a graduate of Dartmouth College, and has an MBA with honors, from Columbia University.

                              FINANCIAL HIGHLIGHTS

      The following table of "Financial Highlights" supplements information contained in the Prospectus dated September 30, 1997, and is from the Funds' unaudited Financial Statements dated January 31, 1998.

For the period ended January 31, 1998 (Unaudited)
Selected Data based on a share outstanding throughout the period indicated.

                                                  Strategic                                                        Asian
                                                   Natural          Info-Tech &                        Asian       Select
                                                  Resources       Communications       Growth       High Yield    Advisors
                                                   Fund (a)          Fund (a)          Fund (a)      Fund (a)     Fund (a)
                                                 ------------- --------------------- -----------  ------------- ------------

Net asset value, beginning of period.........        $15.00            $15.00           $15.00        $12.00       $15.00
                                                 ------------- --------------------- -----------  ------------- ------------
Income (loss) from investment operations:
Net investment income (loss).................          0.13             (0.06)           (0.05)         0.27        (0.06)
Net realized and unrealized gain (loss) on
investments and foreign currency related
transactions.................................         (0.50)            (0.49)            0.26         (1.51)       (0.55)
                                                 ------------- --------------------- -----------  ------------- ------------

Total income (loss) from investment
operations...................................         (0.37)            (0.55)            0.21         (1.24)       (0.61)
                                                 ------------- --------------------- -----------  ------------- ------------

Less dividends from net investment
income.......................................         (0.03)             0.00             0.00         (0.19)        0.00

Less distributions from capital gains........         (0.03)             0.00             0.00          0.00         0.00
                                                 ------------- --------------------- -----------  ------------- ------------
Total dividends/distributions from net
investment income and net capital
gains........................................         (0.06)             0.00             0.00         (0.19)        0.00
                                                 ============= ===================== ===========  ============= ============

Net asset value, end of period...............        $14.57            $14.45           $15.21        $10.57       $14.39
                                                 ============= ===================== ===========  ============= ============

Total Return (b).............................       (2.44)%           (3.64)%            1.41%      (10.27)%      (4.09)%
Ratios and Supplemental Data:
Net assets, end of period....................      $3,725,017         $501,232         $536,566     $2,228,823    $115,411
Ratio of operating expenses to average net            2.40%             2.40%            1.60%         0.00%        2.50%
assets (c).(e)
Ratio of net investment income (loss) (with
reimbursement) to average net assets
(c)..........................................         2.55%           (1.45)%          (1.08)%         8.89%      (1.50)%

   Portfolio turnover rate...................           330%             149%             212%          223%           0%

   Average broker commissions (d)............         $0.06             $0.06            $0.06           N/A        $0.01


(a) The commencement of investment operations was October 23, 1997, for Strategic Natural Resources Fund, October 22, 1997, for Info-Tech & Communications Fund and Growth Fund, October 20, 1997, for Asian High Yield Fund and October 31, 1997, for Asian Select Advisors Fund.

(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(c)  Annualized.

(d) A Fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(e) Ratio of operating expenses to average net assets is after waiver of fees and reimbursement of certain fees and expenses. Had the fees not been waived and the expenses reimbursed the ratio of expenses to average net assets would have been as follows: Strategic Natural Resources Fund, 11.14%; Info-Tech & Communications Fund 65.05%; Growth Fund 61.77%; Asian High Yield Fund, 15.31%; and Asian Select Advisors Fund, 285.04%, respectively.